Derivative financial instruments	12 Months Ended
Dec. 31, 2020
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative financial instruments	Derivative financial instruments
We have entered into interest rate derivatives to hedge the current and future interest rate payments on our variable rate debt. These derivative financial instruments can include interest rate swaps, caps, floors, options and forward contracts.
As of December 31, 2020, we had interest rate caps and swaps outstanding, with underlying variable benchmark interest rates ranging from one to six-month U.S. dollar LIBOR.
Some of our agreements with derivative counterparties require a two-way cash collateralization of derivative fair values. As of December 31, 2020 and 2019, we had cash collateral of $0.1 million and $0.6 million, respectively, from various counterparties and the obligation to return such collateral was recorded in accounts payable, accrued expenses and other liabilities. We had not advanced any cash collateral to counterparties as of December 31, 2020 or 2019.
The counterparties to our interest rate derivatives are primarily major international financial institutions. We continually monitor our positions and the credit ratings of the counterparties involved and limit the amount of credit exposure to any one party. We could be exposed to potential losses due to the credit risk of non-performance by these counterparties. We have not experienced any losses to date.
Our derivative assets are recorded in other assets and our derivative liabilities are recorded in accounts payable, accrued expenses and other liabilities in our Consolidated Balance Sheets.
The following tables present notional amounts and fair values of derivatives outstanding as of December 31, 2020 and 2019:

	As of December 31,
	2020		2019
	Notional amount (a)	Fair value	Notional amount (a)	Fair value
Derivative assets not designated as accounting hedges:
Interest rate caps	$3,022,000	$2,790	$2,442,000	$3,727
Derivative assets designated as accounting cash flow hedges:
Interest rate swaps	$—	$—	$488,616	$1,578
Interest rate caps	475,000	513	400,000	6,359
Total derivative assets		$3,303		$11,664

(a)The notional amount is excluded for caps and swaps which are not yet effective.

	As of December 31,
	2020		2019
	Notional amount (a)	Fair value	Notional amount (a)	Fair value
Derivative liabilities not designated as accounting cash flow hedges:
Interest rate swaps	$400,000	$14,933	$—	$—
Derivative liabilities designated as accounting cash flow hedges:
Interest rate swaps	$3,331,000	$152,370	$3,776,000	$97,066
Total derivative liabilities		$167,303		$97,066

(a)The notional amount is excluded for swaps which are not yet effective.
10. Derivative financial instruments (Continued)
We recorded the following in other comprehensive loss related to derivative financial instruments for the years ended December 31, 2020, 2019 and 2018:

	Year Ended December 31,
	2020	2019	2018
Gain (Loss)
Effective portion of change in fair market value of derivatives designated as accounting cash flow hedges:
Interest rate swaps	$(62,967)	$(102,725)	$(16,639)
Interest rate caps	(5,846)	(38)	—
Derivative premium and amortization	1,597	—	—
Income tax effect	8,402	12,845	2,080
Net loss on derivatives, net of tax	$(58,814)	$(89,918)	$(14,559)
We expect to reclassify approximately $66 million from AOCI as an increase in interest expense in our Consolidated Income Statements over the next 12 months.
The following table presents the effect of derivatives recorded as reductions to or (increases) in interest expense in our Consolidated Income Statements for the years ended December 31, 2020, 2019 and 2018.

	Year Ended December 31,
	2020	2019	2018
Gain (Loss)
Derivatives not designated as accounting hedges:
Interest rate caps and swaps	$(14,369)	$(29,714)	$5,158
Reclassification to Consolidated Income Statements:
Reclassification of amounts previously recorded in AOCI	(53,539)	3,381	6,874
Gain (loss) recognized in interest expense	$(67,908)	$(26,333)	$12,032